Exhibit 99.3

Outerwall Announces New Redbox President and Leadership Transitions for

Coinstar and ecoATM

Entertainment Veteran Mark Horak to Join Redbox as President; Outerwall Leaders Fill Top

Positions at Coinstar and ecoATM

BELLEVUE, Wash.—Feb. 6, 2014—Outerwall Inc. (Nasdaq: OUTR) today announced three executive leadership moves within its Redbox, Coinstar and ecoATM businesses. Mark Horak, most recently president the Americas at Warner Bros. Home Entertainment, Inc., plans to join Redbox as its new president on March 17. In addition, two seasoned executives and company leaders at Outerwall will fill top leadership roles at Coinstar and ecoATM. Coinstar operations executive James H. Gaherity will transition to president of Coinstar as Mike Skinner has decided to leave the company for another opportunity after nine years of service. Maria Stipp, having served as chief new ventures officer and concurrently interim president of ecoATM since October 2013, has been appointed president of the ecoATM business.

Redbox

Horak will bring more than 30 years of media, entertainment and marketing expertise to Redbox. His work as a Hollywood studio executive, experience growing DVD, Blu-ray, video game and digital sales in North America and marketing high-profile film titles, positions Horak well to drive continued growth and profitability at Redbox.

“We’re excited to have an individual as talented and experienced as Mark Horak join Redbox,” said J. Scott Di Valerio, chief executive officer of Outerwall Inc. “Mark’s background and relationships throughout the entertainment and media industries will prove extremely valuable to Redbox as we work to make Redbox America’s number one choice for movies. Mark understands both the physical and digital aspects of the business and will help us continue to carve out our path to support the home entertainment ecosystem driving value for consumers, studios, retail partners and our company.”

“Redbox is an industry innovator and a beloved brand that stands for convenient entertainment at a value,” said Mark Horak, incoming president, Redbox. “As the media landscape evolves, it’s an exciting time to work on the next phase of the business with an emphasis on driving growth for Redbox.”

About Mark Horak

Most recently serving as president the Americas at Warner Bros. Home Entertainment, Horak’s responsibilities included managing his region’s P&L for the physical and digital video and video game business. He began his career with Warner Bros. in various executive-level marketing roles where he rose to executive vice president and general manager for Canada, Latin America, Australia and Asia, and then executive vice president and general manager of Worldwide Operations and New Packaged Media. Previously, he served in marketing positions with Dole Packaged Foods, StarKist Seafood Company and Nabisco Brands, Inc. Horak earned a bachelor’s degree in Business Administration from Loyola Marymount University and master’s degree in Business Administration from The Wharton School at the University of Pennsylvania.

Coinstar

A 10-year Outerwall executive, Gaherity plans to transition to president of the Coinstar business following Mike Skinner’s decision to resign. Gaherity currently serves as the head of Coinstar’s worldwide operations. Skinner will remain at Coinstar through March 10, 2014, to ensure a smooth transition.

“On behalf of the organization, I’d like to thank Mike for his leadership and many contributions as he steps down after nine years of service and leading Coinstar to its highest annual revenue in 2013,” said Di Valerio. “We wish Mike all the best in his next endeavor and appreciate his help ensuring a smooth transition. We’re fortunate to have a strong successor and confident in Coinstar with Jim taking the helm to drive continued profitability in this segment of Outerwall’s business.”

About James H. Gaherity

Gaherity is an accomplished senior executive with 25 years’ experience building teams, developing and executing long-term strategies and operating plans for large-scale businesses. He joined Outerwall in 2004 as the director of operations for Coinstar and was steadily promoted over the years to senior vice president overseeing Coinstar worldwide operations and certain new venture businesses. At Outerwall, Gaherity had P&L accountability coupled with solid business analytic skills. Prior to Outerwall, Gaherity spent 16 years serving in management roles at The Brinks Company. He earned a bachelor’s degree in Business Administration, Management and Operations from Saint Anselm College.

ecoATM

Serving as Outerwall’s chief new ventures officer and interim president for ecoATM, Stipp has been appointed by Outerwall’s Board as the new president of ecoATM, effective immediately. Stipp joined Outerwall in 2011 as chief customer officer, and later transitioned to the company’s chief new ventures officer in 2013.

“ecoATM is a compelling business that delivers a strong value proposition for consumers and leverages Outerwall’s strengths in networked self-service kiosks in the retail environment,” said Di Valerio. “With Maria’s leadership skills and experience in growing businesses, we’re confident in her ability to scale the ecoATM business.”

About Maria Stipp

Stipp brings more than 20 years of sales and senior management experience to her role at Outerwall’s ecoATM. Her breadth of experience spans the video game and consumer packaged goods industries, where she led global teams responsible for marketing, finance sales, human resources and franchise development. Her diverse background includes sales and leadership roles at Activision, Vivendi Universal Games, Miller Brewing Company and Kellogg Sales Company. Stipp holds a bachelor’s degree in Business Administration from the University of Iowa, and has completed several training courses on finance leadership and managing and training people at the Kellogg School of Management in Chicago and Cornell University.

About Outerwall Inc.

Outerwall Inc. (Nasdaq: OUTR) has more than 20 years of experience creating some of the most profitable spaces for their retail partners. The company mission is to create a better everyday by delivering breakthrough kiosk experiences that delight consumers and generate revenue for retailers. As the company that brought consumers Redbox® entertainment, Coinstar® money services, and ecoATM® electronics recycling kiosks, Outerwall is leading the next generation of automated retail and paving the way for inventive, scalable businesses. Outerwall™ kiosks are in neighborhood grocery stores, drug stores, mass merchants, malls, and other retail locations in the United States, Canada, Puerto Rico, the United Kingdom, and Ireland. Learn more at www.outerwall.com.

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Safe Harbor for Forward-Looking Statements

Certain statements in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “estimate,” “expect,” “intend,” “will,” “anticipate,” “goals,” variations of such words, and similar expressions identify forward-looking statements, but their absence does not mean that the statement is not forward-looking. The forward-looking statements in this release include statements regarding leadership transitions, timing and integration of such leadership changes and Outerwall Inc.’s anticipated growth and future operating results. Forward-looking statements are not guarantees of future performance and actual results may vary materially from the results expressed or implied in such statements. Differences may result from actions taken by Outerwall Inc. or its subsidiaries, as well as from risks and uncertainties beyond Outerwall Inc.’s control. Such risks and uncertainties include, but are not limited to,

•	competition from other entertainment providers,

•	individual personnel decisions,

•	the ability to achieve the strategic and financial objectives for our entry into new businesses, including ecoATM, SAMPLEit and Redbox Instant™ by Verizon,

•	our ability to complete the tender offer, the occurrence of any conditions to completing the tender offer, and our decision to waive the occurrence of any condition to completing the tender offer,

•	our ability to repurchase stock and the availability of an open trading window,

•	the achievement of anticipated cost savings and tax benefits,

•	results of our restructuring and cost initiatives, including discontinuation of affected new ventures and workforce reduction,

•	the termination, non-renewal or renegotiation on materially adverse terms of our contracts with our significant retailers and suppliers,

•	payment of increased fees to retailers, suppliers and other third-party providers, including financial service providers,

•	the timing of new DVD releases and the inability to receive delivery of DVDs on the date of their initial release to the general public, or shortly thereafter, or in sufficient quantity, for home entertainment viewing,

•	the effective management of our content library,

•	the ability to attract new retailers, penetrate new markets and distribution channels and react to changing consumer demands,

•	the ability to adequately protect our intellectual property, and

•	the application of substantial federal, state, local and foreign laws and regulations specific to our business.

The foregoing list of risks and uncertainties is illustrative, but by no means exhaustive. For more information on factors that may affect future performance, please review “Risk Factors” described in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission and other documents filed therewith. These forward-looking statements reflect Outerwall Inc.’s expectations as of the date of this press release. Outerwall Inc. undertakes no obligation to update the information provided herein.

Contacts

Media:

Marci Maule

Director of Public Relations

425-943-8277

marci.maule@outerwall.com

Financial Analysts and Investors:

Rosemary Moothart

Director of Investor Relations

425-943-8140

rosemary.moothart@outerwall.com